UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Canna-Global Acquisition Corp

(Name of Registrant as Specified In Its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CANNA-GLOBAL ACQUISITION CORP

4640 Admiralty Way, Suite 500

Marina Del Rey, California 90292

310-496-5700

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [______], 2023

TO THE STOCKHOLDERS CANNA-GLOBAL ACQUISITION CORP.:

You are cordially invited to attend the special meeting in lieu of the 2023 annual meeting of Stockholders (the “Special Meeting”) of stockholders of Canna-Global Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at 8:00 a.m. Eastern Time, on [●], 2023. The Special Meeting will be held virtually at https://www.cstproxy.com/canna-global/2023.

At the Special Meeting, the stockholders will consider and vote upon the following proposals:

1.	To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “Charter”) in the form set forth in Annex A to the accompanying Proxy Statement, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Common Stock included as part of the units sold in the Company’s initial public offering that closed on December 2, 2021 (the “IPO”) from December 2, 2023, further to the 2022 special meeting, as discussed herein (the “Termination Date”) up to eighteen (18) one-month extensions to June 2, 2025, which includes to amend the investment management trust agreement (the “Trust Agreement”) entered into between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the IPO dated December 2, 2021 (which we refer to as the “Extension”, and such later date, the “Extended Date”) (such proposal is the “Extension Amendment Proposal”); and

2.	To amend the Company’s Investment Management Trust Agreement, dated as of December 2, 2021, , and as amended as of November 30, 2022 (the “Trust Agreement”), in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date in a series of up to eighteen (18) one-month extensions until June 2, 2025, such proposal the “Trust Amendment Proposal”; and

3.	To approve the adjournment of the Special Meeting to a later date or dates (the “Adjournment Proposal”), if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which will be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The sole purpose of the Extension Amendment is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”).

Following the requisite time after the Company’s IPO, the Company’s officers, directors and advisors commenced an active search for prospective businesses to acquire to complete its initial business combination. Since the Company’s IPO, the Company signed three non-binding letters of intent with potential business combination target companies and commenced with due diligence thereon. The Company executed a definitive Bid Implementation and Business Combination Agreement (the “BIBCA”) with New Quantum Holdings Pty Ltd. on June 16, 2023, one of these potential target companies. On October 16, 2023, the Company received written notice that New Quantum had terminated the Agreement. As a result of the termination of the Agreement, the Company is evaluating other possible business combination targets promptly though there can be no assurance these evaluations or efforts will result in a business combination transaction. The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 2, 2023 to complete an initial business combination with this this potential target company or any other target business

Completion of the business combination with a target company is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. While we intend to announce the entry into a definitive agreement with a target company before the stockholder vote on the Extension Amendment, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

The Company’s Charter currently provides that the Company had until December 2, 2023 to complete its initial business combination.

The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the business combination. Without the Extension, the Company believes that the Company will not be able to complete the business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, and to avoid excess costs, the Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/canna-global/2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, WHICH COMPRISES THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL, AND FOR THE ADJOURNMENT PROPOSAL.

The affirmative vote of 65% of the Company’s outstanding Class A common stock (the “public shares”) and Class B common stock (the “founder shares” and together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment, which includes an amendment of the Trust Agreement. Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Our Board has fixed the close of business on October 31, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting. On the record date, there were 3,229,370 outstanding shares of the Company’s Class A common stock and 5,750,000 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal and the Trust Amendment Proposal. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment is approved, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

In connection with the Extension Amendment, if approved by affirmative vote of the holders of at least sixty-five percent (65%) of all then issued and outstanding shares of the Common Stock, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.63 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market (“Nasdaq”) on October 27, 2023, was $10.82. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $[0.19] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and our Sponsor determines not to fund any additional extension as permitted by the our Charter and we do not consummate an initial business combination by December 2, 2023, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up. Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to the public stockholders and the right to redeem your public shares for cash from the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the proposal is advisable and recommends that you vote or give instruction to vote “FOR” the amendment of the Company’s Amended and Restated Certificate of Incorporation, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares. I look forward to seeing you virtually at the special meeting.

[__], 2023	By the Order of the Board of Directors,

	By:	J. Gerald Combs
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2023: This notice of meeting and the accompanying proxy statement are available at http://www.sec.gov.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [●], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [____], 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.sec.gov______.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED [__], 2023

CANNA-GLOBAL ACQUISITION CORP

4640 Admiralty Way, Suite 500

Marina Del Rey, California 90292

PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2023

The special meeting in lieu of the 2023 annual meeting of Stockholders (the “Special Meeting”) of Canna-Global Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 8:00 a.m., Eastern Time, on [●], 2023. The Special Meeting will be held virtually, at https://www.cstproxy.com/canna-global/2023. At the Special Meeting, the stockholders will consider and vote upon the following proposals (the “Extension Amendment Proposal,” the “Trust Amendment Proposal” and the “Adjournment Proposal”):

1.	To amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “Charter”) in the form set forth in Annex A to the accompanying Proxy Statement, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Common Stock included as part of the units sold in the Company’s initial public offering that closed on December 2, 2021 (the “IPO”) from December 2, 2022 (the “Termination Date”) up to eighteen (18) one-month extensions to June 2, 2025, which includes to amend the investment management trust agreement (the “Trust Agreement”) entered into between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the IPO dated December 2, 2021 (which we refer to as the “Extension”, and such later date, the “Extended Date”) (such proposal is the “Extension Amendment Proposal”); and

2.	To amend the Company’s Investment Management Trust Agreement, dated as of December 2, 2021, , and as amended as of November 30, 2022 (the “Trust Agreement”), in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date in a series of up to eighteen (18) one-month extensions until June 2, 2025, such proposal the “Trust Amendment Proposal”; and

3.	To approve the adjournment of the Special Meeting to a later date or dates (the “Adjournment Proposal”), if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which will be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The sole purpose of the Extension Amendment is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”).

Following the requisite time after the Company’s IPO, the Company’s officers, directors and advisors commenced an active search for prospective businesses to acquire to complete its initial business combination. Since the Company’s IPO, the Company signed three non-binding letters of intent with potential business combination target companies and commenced with due diligence thereon. The Company executed a definitive Bid Implementation and Business Combination Agreement (the “BIBCA”) with New Quantum Holdings Pty Ltd. on June 16, 2023, one of these potential target companies. On October 16, 2023, the Company received written notice that New Quantum had terminated the Agreement. As a result of the termination of the Agreement, the Company is evaluating other possible business combination targets promptly though there can be no assurance these evaluations or efforts will result in a business combination transaction. The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 2, 2023 to complete an initial business combination with this this potential target company or any other target business

Completion of the business combination with a target company is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. While we intend to announce the entry into a definitive agreement with a target company before the stockholder vote on the Extension Amendment, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

The Company’s Charter currently provides that the Company had until December 2, 2023 to complete its initial business combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the business combination. Without the Extension, the Company believes that the Company will not be able to complete the business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, and to avoid excess costs, the Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/canna-global/2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPSAL AND FOR THE ADJOURNMENT PROPOSAL.

The affirmative vote of 65% of the Company’s outstanding Class A common stock (the “public shares”) and Class B common stock (the “founder shares” and together with the public shares, the “common stock”) voting together as a single class, is required to approve the Extension Amendment, which includes an amendment of the Trust Agreement. The Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Our Board has fixed the close of business on October 31, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

If the Extension Amendment is approved, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.53 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market (“Nasdaq”) on October 27, 2023 was $10.82. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $[0.19] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and our Sponsor determines not to fund any additional extension as permitted by the our Charter and we do not consummate an initial business combination by December 2, 2023 in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up. Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

In connection with the Extension Amendment, if approved by the requisite vote of stockholders, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $[_____] (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.53 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market (“Nasdaq”) on October 27, 2023 was $10.82. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $[0.19] more than if such stockholder sold the public shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by December 18, 2023, in accordance with Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Our Sponsor, officers and directors (the “initial stockholders”) have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s Charter.

Our Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that its Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL” or “Delaware law”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

We will pay the entire cost of soliciting proxies from our working capital. We have engaged Lioness Consulting LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $[11,500.00]. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is November [__], 2023 and is first being mailed to stockholders on or about November [__], 2023.

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

●	our ability to complete our business combination;

●	the anticipated benefits of our business combination;

●	the volatility of the market price, trading and liquidity of our securities;

●	the use of funds not held in the Trust Account(as described herein) or available to us from interest income on the trust account balance;

●	the competitive environment in which our successor will operate following our business combination

●	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

●	our potential ability to obtain additional financing, if needed, to complete a business combination; or

●	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our Final Prospectus on Form 424(b)(4) filed with the SEC on November 30, 2021, the Company’s Form 10-K for yearend 2021 filed on April 13, 2022, as amended on November 23, 2022, and the Company’s Form 10-K for yearend 2022 filed on March 31, 2023, as amended on May 2, 2023. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this proxy statement?

A:	This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the Special Meeting.

The Company is a blank check company formed in 2021 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On December 2, 2021, the Company closed its IPO of 20,000,000 units (the “units”), each consisting of one share of Class A common stock (the “public shares”) and one redeemable warrant (the “public warrants”) including the issuance of 3,000,000 units as a result of the full exercise of the underwriters’ over-allotment option, at $10.00 per unit generating gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 802,500 private placement units (the “private placement units”) at a price of $10.00 per private placement unit in a private placement to our Sponsor, generating gross proceeds to the Company of $8,025,000.

Following the closing of the IPO on December 2, 2021, an amount of $233,450,000 from the net proceeds of the sale of the units in the IPO and the underwriter’s exercise of the full overallotment option and a portion of the proceeds from the sale of the private placement units was placed in a trust account (the “trust account”) which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act, and only in direct U.S. government treasury obligations, until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within 12 months from IPO on December 2, 2021, which was extended to December 2, 2022 pursuant to the Company’s Special Meeting held on November 28, 2022, as discussed immediately below, provided that, pursuant to the amendments to our Charter and the amendments to our Trust Agreement entered into between Continental Stock Transfer & Trust Company and the Company, we deposit into the trust account an additional $0.045 per unit, for each month extended (the “Extension Amendment Proposal”).

The Company held a Special Meeting of its stockholders on November 28, 2022, where stockholders approved an amendment to the Trust Agreement to extend the date on which the trustee must liquidate the Trust Account if Canna-Global has not completed its initial business combination, from December 2, 2022 to December 2, 2023 provided that Canna-Global deposits $0.045 per share of Canna-Global public Class A Common Stock per month extended (the “2022 Extension Amendment Proposal”). Stockholders approved the First Amendment to Canna-Global’s Second Amended and Restated Certificate of Incorporation, giving Canna-Global the right to extend the date by which it must consummate an initial business combination by up to twelve (12) one-month extensions to December 2, 2023. In connection with the voting on the Extension Amendment Proposal, holders of 20,630,630 shares of Canna-Global’s Class A common stock exercised their right to redeem those shares for cash at an approximate price of $10.26 per share, for an aggregate of approximately $211,651,029. As of the record date, the Trust Account had a balance of $[_____].

Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares of Class A common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is December 2, 2023. Our Board has determined that it is in the best interests of the Company to amend the Charter to extend the date we have to consummate a business combination beyond December 2, 2023 for eighteen (18) one-month extensions to June 2, 2025 (the “Extended Date”) in order to allow the Company more time to complete a business combination. Therefore, the Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

Q:	What is being voted on?

A:	You are being asked to vote on the Extension Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal, which are described here:

●

To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “Charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) beyond December 2, 2022 by up to eighteen (18) one-month extensions provided that, pursuant to the amendments to our Charter and the amendments to our Trust Agreement entered into between Continental Stock Transfer & Trust Company and the Company, we deposit into the trust account an additional $0.045 per unit, for each month extended (the “Extended Date”); and

●	To amend the Company’s Investment Management Trust Agreement, dated as of December 2, 2021, , and as amended as of November 30, 2022 (the “Trust Agreement”), in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date in a series of up to eighteen (18) one-month extensions until June 2, 2025, such proposal the “Trust Amendment Proposal”; and

●	To approve the adjournment of the Special Meeting to a later date or dates (the “Adjournment Proposal”), if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.”

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Q:	What do I need to know?

A:	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	What will happen if the Extension Amendment Proposal and Trust Amendment Proposal are approved?

A:	The purpose of the Extension Amendment and the Trust Amendment Proposal is to allow the Company more time to complete our business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment and the Trust Amendment are implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares of our Class A common stock their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date. However, we will not proceed with the Extension if redemptions of our public Class A common stock cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal and Trust Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with and redemptions of our public Class A common stock will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately [$_______] that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and the Trust Amendment Proposal and implement the Extension Amendment. Pursuant to our Charter, the Company has until December 2, 2023 to consummate a business combination. If the Special Meeting occurs and the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor or its affiliate may extend the period to consummate an initial business combination up to eighteen (18) times for a total of 18 months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment equivalent to $0.045 per unit for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the Charter.

If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved, our Sponsor determines not to fund any additional extension as permitted by our Charter and we have not consummated our business combination by December 2, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

Q:	Why is the Company proposing the Extension Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal?

A:	The Company’s Charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before December 2, 2023. However, there is not sufficient time before December 2, 2023 to complete an initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete the business combination.

While we are currently in discussions regarding business combination opportunities and our Board currently believes that there will not be sufficient time to complete a business combination by December 2, 2023. The sole purpose of the Extension Amendment and the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide the Company with sufficient time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination. Accordingly, our Board is proposing the Extension Amendment and, if necessary, the Adjournment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from December 2, 2023 by up to eighteen (18) one-month extensions to June 2, 2025 provided that, pursuant to the terms of our First Amendment to the Second Amended and Restated Certificate of Incorporation and the amended trust agreement entered into between Continental Stock Transfer & Trust Company and the Company, we deposit into the trust account an additional $0.045 per unit, for each month extended up through June 2, 2025 (the “Extended Date”) and such proposal the “Extension Amendment Proposal.”

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the Charter.

Q:	Why should I vote for the Extension Amendment and the Trust Amendment Proposal?

A:	Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment and the Trust Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which the Board believes in the best interests of the stockholders.

The Company’s Charter provides that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination before December 2, 2023, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.

This Charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate a business combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete a business combination. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

We believe that given our expenditure of time, effort and money on a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination and that it is in the best interests of our stockholders that we obtain the Extension. Our Board believes will provide significant benefits to our stockholders.

Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

Q;	How do the Company insiders intend to vote their shares?

A:	The initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposals.

The initial stockholders are not entitled to redeem the Founder Shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,750,000 founder shares (the Class B Common Stock) plus the Sponsor’s 802,500 shares of Class A Common Stock (the “Private Placement Shares”), which represents approximately 73.44% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors and a target’s directors and officers, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by the Company or our Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be [$10.63] per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the Special Meeting and (ii) redeemable by the initial stockholders or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:	Does the Board recommend voting for the approval of the proposals?

A:	Yes. After careful consideration of the terms and conditions of the proposal, the Board has determined that the proposals are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment, the Trust Amendment Proposal and the Adjournment Proposal.

Q:	What vote is required to adopt the proposals?

A:	The approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the Class A common stock included in the Private Placement Units on the record date.

If the Extension Amendment is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

Q:	What happens if I sell my public shares or units before the Special Meeting?

A:	The October 31, 2023 record date is earlier than the date of the Special Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

Q:	What if I don’t want to vote for the proposals?

A:	If you do not want the Extension Amendment and the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposals. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal and the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Q:	Will you seek any further extensions to liquidate the trust account?

A:	Other than the extension sought pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

Q:	What happens if the Extension Amendment and the Trust Amendment Proposal are not approved?

A:	If the Extension Amendment and the Trust Amendment Proposal are not approved and the Company has not consummated an initial business combination by December 2, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Charter. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

Q:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock, and public warrants will remain publicly traded.

Moreover, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the Founder Shares.

In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we expect to seek stockholder approval of an initial business combination (the “Business Combination”). If stockholders approve a business combination, we expect to consummate a business combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our Business Combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with a business combination or to resolve certain ongoing investigations within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $[10.63] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by holders of at least 65% of our Common Stock outstanding as of the record date, we will file an amendment to the Charter with the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and public warrants will remain publicly traded.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and the Trust Amendment Proposal to implement the Extension Amendment. Pursuant to our Charter, in the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the Charter

Q:	If I do not redeem my shares now, would I still be able to vote on the initial business combination and exercise my redemption rights with respect to the initial business combination?

A:	Yes. If you do not redeem your shares in connection with the Extension Amendment, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the Charter, as amended.

Q:	When and where is the Special Meeting?

A:	The Special Meeting in lieu of the 2023 annual meeting of Stockholders will be held at 8:00 a.m. Eastern Time, on [●], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/canna-global/2023 or by telephone access (listen-only): within the U.S. and Canada: 1 800-450-7155 (toll-free) or outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) Conference ID: 3515870#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

Q:	How do I attend the virtual Special Meeting, and will I be able to ask questions?

A:	If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone # or e-mail address below.

You can pre-register to attend the virtual meeting starting [●], 2023 at 10:00 am ET (five business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/canna-global/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by dialing +1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 3515870#. This is listen only, you will not be able to vote or enter questions during the meeting.

Q:	How do I vote?

A:	If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I change my vote?

A:	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting to ___________________ or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 4640 Admiralty Way, Suite 500, Marina Del Rey, California 90292, Attn: J. Gerald Combs, Chief Executive Officer, which must be received by us prior to the Special Meeting.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposals. Because approval of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the shares of the Company’s common stock outstanding on the record date, including the Founder Shares and shares of Class A common stock underlying the Private Placement Units, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal and the Trust Amendment Proposal.

The approval of the Adjournment Proposal and the Trust Amendment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction.

Your broker can vote your shares with respect to the proposal only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposal. Broker non-votes will have the same effect as a vote AGAINST the proposal. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares

Q:	What is a quorum requirement?

A:	A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the Special Meeting may adjourn the Special Meeting to another date.

Q:	Who can vote at the Special Meeting?

A:	Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on October 31, 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 2,369,370 shares of public Class A common stock, 5,750,000 shares of Class B common stock and 802,500 shares of Class A common stock underlying the private placement units were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	What interests do the Company’s directors and executive officers have in the approval of the proposal?

A:	The Company’s directors and executive officers and our Sponsor have interests in the proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 5,750,000 Founder Shares (purchased for $25,000) and 802,500 Private Placement Units (purchased for $8,025,000), which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Q:	What if I object to the Extension Amendment? Do I have appraisal rights?

A:	Stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

Q:	What happens to the Company’s warrants if the Extension Amendment is not approved?

A:	If the Extension Amendment is not approved and the Company has not consummated an initial business combination by December 2, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company wind up.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:	If the Extension Amendment Proposal is approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and only become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:	How do I redeem my public shares?

A:	If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and the Trust Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on [●], 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If you were a holder of Common Stock as of the close of business on the record date for a meeting to seek stockholder approval of a business combination, you will be able to vote on our business combination. The Special Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with our business combination, subject to any limitations set forth in our Charter (including the requirement to submit any request for redemption in connection with our business combination on or before the date that is one business day before the Special Meeting of stockholders to vote on our business combination). If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of our business combination in connection with the stockholder vote to approve a business combination, subject to any limitations set forth in our Charter.

Q:	If I am a unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares and public warrants (as defined below) prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Q:	Who is paying for this proxy solicitation?

A:	The Company will pay for the entire cost of soliciting proxies. The Company has engaged Lioness Consulting LLC (“Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay the Proxy Solicitor a fee of $11,500.00. The Company will also reimburse Proxy Solicitor for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Q:	Where do I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Q:	Who can help answer my questions?

A:	If you have questions about the proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Canna-Global Acquisition Corp.

4640 Admiralty Way, Suite 500

Marina Del Rey, California

Attn: J. Gerald Combs, Chief Executive Officer

Telephone: 310-496-5700

You may also contact the Company’s proxy solicitor at:

Lioness Consulting LLC

3 Coventry Lane

Hopewell, New Jersey 08525

Toll-Free: 1-_______

Email: ___________________

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on April 12, 2021. In connection with our formation, we issued an aggregate of 5,750,000 founder shares to our Sponsor for an aggregate purchase price of $25,000.

On December 2, 2021, we consummated our IPO of 20,000,000 units, including 3,000,000 units issued to the underwriters based on a full exercise of their over-allotment option. Each unit consists of one share of Class A common stock and one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $230 million.

Simultaneously with the consummation of the IPO, we completed the private sale of an aggregate of 802,500 private placement units to our Sponsor at a purchase price of $10.00 per unit, generating gross proceeds of $8,025,000.

The Extension Amendment

The Company is proposing to amend its Charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The sole purpose of the Extension Amendment is to provide the Company with sufficient time to complete an initial business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

Following the requisite time after the Company’s IPO, the Company’s officers, directors and advisors commenced an active search for prospective businesses to acquire to complete its initial business combination. Since the Company’s IPO, the Company signed three non-binding letters of intent with potential business combination target companies and commenced with due diligence thereon. The Company executed a definitive Bid Implementation and Business Combination Agreement (the “BIBCA”) with New Quantum Holdings Pty Ltd. on June 16, 2023, one of these potential target companies. On October 16, 2023, the Company received written notice that New Quantum had terminated the Agreement. As a result of the termination of the Agreement, the Company is evaluating other possible business combination targets promptly though there can be no assurance these evaluations or efforts will result in a business combination transaction. The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 2, 2023 to complete an initial business combination with this this potential target company or any other target business.

Completion of the business combination is subject to, among other matters, the completion of due diligence, the negotiation of a definitive agreement providing for the transaction, satisfaction of the conditions negotiated therein and approval of the transaction by our stockholders. While we intend to announce the entry into a definitive agreement prior to the stockholder vote, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal is not approved and the Company has not consummated an initial business combination by December 2, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and the Trust Amendment Proposal or to implement the Extension Amendment. The Board believes that given our expenditure of time, effort and money on the pursuit of a Business Combination, circumstances warrant providing public stockholders an opportunity to consider a Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that a Business Combination will provide significant benefits to our stockholders.

A copy of the proposed amendment to the Company’s Charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and Charter provide that the Company has until December 2, 2023 to complete a business combination. The sole purpose of the Extension Amendment is to provide the Company with sufficient time to complete a business combination, which the Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination by December 2, 2023, the Company has determined to seek stockholder approval to extend the time for closing a business combination to the Extended Date.

The Company and its officers and directors agreed that they would not seek to amend the Company’s Charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

The Company’s IPO prospectus and Section 9.1 of the Company’s Charter provide that the affirmative vote of the holders of at least sixty-five (65%) of all outstanding shares of Common Stock, which includes the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. The Company’s IPO prospectus and Charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond December 2, 2022 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a business combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing our public stockholders an opportunity to consider a business combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by December 2, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account in connection with their ownership of the Founder Shares or the Private Placement Units. The holders of the Founder Shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the Charter.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[___________] held in the Trust Account as of the record date. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, provided you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to the public stockholders and the right to redeem your public shares for cash from the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $[______] (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON [●], 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT AND ELECTION.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $[10.63] per share. The closing price of the common stock on Nasdaq on October 27, 2023 was $[10.82]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately [$0.19] more than if such stockholder sold the public shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [●], 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment is not approved and the Company does not consummate an initial business combination by December 2, 2023, in accordance with our Charter, the 5,750,000 founder shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $86,830,500 based on the closing price of $[10.82] on Nasdaq on October 27, 2023.

●	If the Extension Amendment is not approved and the Company does not consummate an initial business combination by December 2, 2023, the 802,500 private placement units purchased by our Sponsor for an aggregate investment of $8,025,000, or $10.00 per unit, will be worthless. The private placement units had an aggregate market value of $[86,830,500] based on the closing price of $[10.82] on the Nasdaq on October 27, 2023.

●	Even if the trading price of the Class A common stock were less than $1.00 per share, the aggregate market value of the Founder Shares alone (without taking into account the value of the private placement units) would still be more than the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before December 2, 2023, the initial stockholders will lose their entire investment in the Company.

●	Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

●	All rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

●	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. As of the date hereof, the Company has received a total of $544,135 in loans from our Sponsor (the “Sponsor Loans”), and the Sponsor Loans remains outstanding as of the date of this proxy statement. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses, including the Sponsor Loans, if a business combination is not completed.

●	Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units).

Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

●	banks, financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

●	U.S. expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

●	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or an individual who is a citizen or resident of the United States;

●	an entity organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “—Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “—Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “—Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “—Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “—Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “—Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “—Generally,” unless:

●	the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

●	such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

●	the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,750,000 founder shares, representing 20% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by the Company or our Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[10.63] per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the Special Meeting and (ii) redeemable by the initial stockholders or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased.

The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the Special Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

THE EXTENSION PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our existing Trust Agreement, dated as of November 30, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from December 2, 2023 to not later than June 2, 2025 in a series of up to eighteen (18) one-month extensions (the “Trust Amendment”) and (ii) updating certain defined terms in the Trust Agreement. A copy of the proposed Trust Amendment is attached to this Proxy Statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from December 2, 2023, to not later than June 2, 2025, in a series of up to eighteen (18) one-month extensions, and to update certain defined terms in the Trust Agreement.

The Company’s current Trust Agreement provides that the Company has until December 2, 2023 and such later day as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Termination Date, as defined in the Extension Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Extension Amendment.

If the Trust Amendment is not approved and we do not consummate an initial Business Combination by December 2, 2023 (subject to the requirements of law), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

If the Trust Amendment Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Termination Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Termination Date and does not wish to seek an additional extension.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock present and entitled to vote is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 5,750,000 founder shares (the Class B Common Stock) plus the Sponsor’s 802,500 shares of Class A Common Stock (the “Private Placement Shares”), which represents approximately 73.44% of the Company’s issued and outstanding common stock. Our Sponsor and directors do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Termination Date.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow Company’s board of directors to adjourn the Special Meeting to a later date or dates, if necessary. In no event will the Company solicit proxies to adjourn the Special Meeting or consummate a Business Combination beyond the date by which it may properly do so under the Company’s Charter. The purpose of the Adjournment Proposal is to provide more time to meet the requirements that are necessary to consummate the Transactions.

Overview

The Adjournment Proposal, if adopted, will allow the Company’s board of directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s stockholders in the event that based upon the tabulated vote at the time of the Special Meeting there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will the Company’s board of directors adjourn the Special Meeting or consummate a Business Combination beyond the date by which it may properly do so under the Company’s Charter and Delaware law.

Consequences If the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is presented to the meeting and is not approved by the stockholders, the Company’s board of directors may not be able to adjourn the Special Meeting to a later date or dates if necessary to provide additional time to allow the parties to consummate the Transactions. In such event, the Transactions may not be completed.

Required Vote

The Adjournment Proposal will be adopted and approved by the affirmative vote by a majority of the holders of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class.

Broker non-votes and abstentions will have no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation

THE CANNA-GLOBAL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

PRINCIPAL STOCKHOLDERS & BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s Common Stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

●	each of our executive officers and directors that beneficially owns shares of Common Stock; and

●	all our officers and directors as a group.

As of the record date, there were 3,171,870 shares of Class A common stock and 5,750,000 shares of Class B Common Stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock(2)		Approximate Percentage
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	of Outstanding Common Stock
J. Gerald Combs	—	—	40,000	* %	*	%
Sharwin Sinnan	—	—	20,000	*	*
Dr. Wian Stander	—	—	5,000	*	*
Subramaniam Thavaraj	—	—	5,000	*	*
Kah Yong Tham	—	—	5,000	*	*
Christine Cho	—	—	1,000	*	*
	—	—		*	*
All directors and executive officers as a group (6 individuals)	—	—	76,000	1.32%		%
Other 5% Stockholders
Canna-Global LLC(3)	802,500	25.3%	5,629,000	97.9%	72.1%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Canna-Global Acquisition Corp, 4640 Admiralty Way, Suite 500, Marina Del Rey, California 90292.

(2)	Interests shown consist solely of founder shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)	Canna-Global LLC, our Sponsor, is the record holder of the securities reported herein. Messrs. Antony Gordon and Kris Yaw are the managing members of the Sponsor.

The table above does not include the shares of Common Stock underlying the private placement warrants underlying the Private Placement Units held or to be held by our Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for yearend 2021 filed on April 13, 2022, as amended on November 23, 2022, and the Company’s Form 10-K for yearend 2022 filed on March 31, 2023, as amended on May 2, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2022, November 14, 2022, May 18, 2023, and August 21, 2023, as well as other reports we have previously filed with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 24 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its beneficial ownership of 5,629,000 Founder Shares that were issued to the Sponsor prior to our IPO and 802,500 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, our Chief Executive Officer owns 40,000 Founder Shares, our Chief Financial Officer owns 20,000 Founder Shares, our three original independent directors own 5,000 Founder Shares and our replacement independent director owns 1,000 Founder Shares.

Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our Common Stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating a business combination in order to close a business combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We have incurred and expects to incur significant costs associated with identifying and closing a business combination. Whether or not a business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if a business combination is not completed.

We expect to incur significant transition costs associated with a business combination and continuing to operate as a public company including to retain key employees. Certain transaction expenses incurred, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of a business combination. Even if a business combination is not completed, we expect to incur substantial expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if a business combination is not completed.

BACKGROUND

We are a blank check company formed in the State of Delaware on April 12, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 3,171,870 shares of Class A common stock and 5,750,000 shares of Class B Common Stock issued and outstanding. In addition, we issued warrants to purchase 23,500,000 shares of Class A common stock as part of the units sold in our IPO, along with an aggregate of 802,500 warrants to purchase 802,500 shares of Class A common stock underlying the Private Placement Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one whole share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $230,000,000 of the proceeds from our IPO and a portion of the $8,025,000 from the simultaneous sale of the Private Placement Units in a private placement transaction totaling $233,450,000 was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $[___________] was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 4640 Admiralty Way, Suite 500, Marina Del Rey, California 90292.

Because we have only a limited time to complete a business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.63 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in our business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

While we are using our best efforts to complete our business combination as soon as practicable, the Board believes that there will not be sufficient time to complete our business combination. Accordingly, the Board believes that in order to be able to consummate our business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete our business combination on or before December 2, 2023. If that were to occur, we would be precluded from completing our business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating our business combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with our business combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.[63] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on our business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider our business combination, you will retain the right to vote on our business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event our business combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting in lieu of the 2023 annual meeting of Stockholders of the Company’s will be held at 8:00 a.m. Eastern Time on [_____], 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/canna-global/2023. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our Common Stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/canna-global/2023 enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site at https://www.cstproxy.com/canna-global/2023 using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to Canna-Global___________________. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 3515870#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on October 31, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s Common Stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s Class A common stock outstanding on the record date, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 3,171,870 shares of Class A common stock and 5,750,000 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment the Trust Amendment Proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal and the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Lauren Hill Advisory Group LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s Common Stock. You may contact our proxy solicitor by calling 855-414-2266 or send an email to Canna-Global___________________.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of Common Stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if our business combination has not been consummated, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware law to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 5,750,0000 Founder Shares and 802,500 shares of Class A common stock underlying the Private Placement Units, representing approximately 24.96% of the Company’s issued and outstanding shares of Common Stock. Our Sponsor and our directors and officers do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor beneficially owns 5,629,000 Founder Shares and 802,500 Private Placement Units, our Chief Executive Officer owns 40,000 Founder Shares, our Chief Financial Officer owns 20,000 Founder Shares, our three original independent directors own 5,000 Founder Shares and our replacement independent director owns 1,000 Founder Shares (plus our former Chief Executive Officer owns 30,000 Founder Shares, our former Chief Financial Officer owns 10,000 Founder Shares and a former director owns 5,000 Founder Shares). All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our Common Stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

●	the fact that, certain of our officers and directors may serve as officers and directors of the surviving company following the proposed business combination and as such, in the future they would receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such business combination;

●	following consummation of an initial business combination, our Sponsor, our officers and directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying, investigating potential target businesses and performing due diligence on and completing suitable business combinations as well as be repaid for any loans to the Company and be paid under the Administrative Support Agreement entered into between the Company and the Sponsor contemporaneously with the closing of our IPO; and

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.63 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until December 2, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before December 2, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter.

In addition, the Company’s IPO prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider our business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond December 2, 2023 to the Extended Date.

The Company is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not redeem your public shares, you will retain the right to vote on our business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable), divided by the number of then outstanding public shares, in the event our business combination is approved and completed or the Company has not consummated another business combination by the Extended Date. After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond December 2, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

STOCKHOLDER PROPOSALS

The Company’s 2023 annual meeting in lieu of the 2023 annual meeting of Stockholders of the Company will be held as part of the Special Meeting on [____], 2023.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company fails to complete a qualifying business combination on or before December 2, 2023, there will be no annual meeting in 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact Canna-Global___________________ to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://sec.report.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Lioness Consulting LLC

2 Robbins Lane, Suite 201
Jericho, NY 11753

Toll-Free: 855-414-2266

Email: ___________________

If you are a stockholder of the Company and would like to request documents, please do so by [_____] , 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED SECOND AMENDMENT TO THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CANNA-GLOBAL ACQUISITION CORP

CANNA-GLOBAL ACQUISITION CORP, a corporation (the “Corporation”) organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the Corporation is Canna-Global Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware pursuant to the DGCL on April 12, 2021 (the “Original Certificate”).

2. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 3, 2021 (the “Amended and Restated Certificate of Incorporation”). A Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 1, 2021 (the “Second Amendment to the Amended and Restated Certificate of Incorporation”). The First Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 30, 2022.

3. This Amendment to the Second Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

4. The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

In the event that the Corporation has not consummated an initial Business Combination by June 2, 2025, subject to eighteen (18) one-month extensions from December 2, 2023 provided that, pursuant to the terms of our amended Charter and our amended trust agreement, the Corporation deposits into the Trust Account an additional $0.045 per unit, for each month extended, in the Corporation’s sole discretion whether to exercise one or more extensions provided that the Corporation will not exercise an extension at such time that the redemptions of shares of Class A Common Stock by the Corporation’s Public Stockholders causes the Corporation to have less than $5,000,001 of net tangible assets (the “Combination Period”), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then issued and outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

5. This Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.

IN WITNESS WHEREOF, Canna-Global Acquisition Corp has caused this Amendment to the Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this ___ day of _____ 2023.

CANNA-GLOBAL ACQUISITION CORP

By:
Name:	J. Gerald Combs
Title:	Chief Executive Officer

ANNEX B

FORM OF AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2023, by and between Canna-Global Acquisition Corp, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on December 2, 2021, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one Class A common stock of the Company, par value $0.000001 per share (the “Class A Common Stock”), and of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Class A common stock of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $233,450,000 of the gross proceeds of the Offering and sale of the private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of December 2, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company previously has sought the approval of the holders of its Common Stock and holders of its Class B Common Stock, par value $0.000001 per share (the “Class B Common Stock”), at an special meeting to extend the date before which the Company must complete a business combination from December 2, 2022 to December 2, 2023 (or such earlier date after December 2, 2022 as determined by the Company’s board of directors) to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from December 2, 2022 to December 2, 2023;

WHEREAS, the Company has sought the approval of the holders of its Common Stock and holders of its Class B Common Stock, at an special meeting to extend the date before which the Company must complete a business combination from December 2, 2023 to June 2, 2025 (or such earlier date after December 2, 2022 as determined by the Company’s board of directors) (the “Extension Amendment”) and thus extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from December 2, 2023 to June 2, 2025 (or such earlier date after December 2, 2023, as determined by the Company’s board of directors);

WHEREAS, holders of a majority of at least 65% of the then issued and outstanding Common Stock voting together as a single class, approved the Extension Amendment; and

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly following (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company and in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) June 2, 2025 (or such earlier date after December 2, 2023, as determined by the Company’s board of directors) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”.

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

Canna-Global Acquisition Corp

By:
Name:	J. Gerald Combs
Title:	Chief Executive Officer

[Signature Page to Amendment to Investment Management Trust Agreement]

Preliminary Proxy — Subject To Completion

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

CANNA-GLOBAL ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated ______, 2023 and Proxy Statement, dated ______, 2023, in connection with the special meeting in lieu of the 2023 annual meeting of Stockholders to be held at 8:00 a.m. Eastern Time on _________, 2023 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints J. Gerald Combs and Sharwin Sinnan (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the Common Stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2), AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [_____], 2023: This notice of meeting and the accompany proxy statement are available at https://www.sec.gov.

HE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to complete a business combination from December 2, 2023 to June 2, 2025, as specifically provided in the proxy, or such earlier date as determined by the Board of Directors, which we refer to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s Investment Management Trust Agreement, dated as of December 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, (i) allowing the Company to extend the business combination period from December 2, 2023 to June 2, 2025 in a series of up to eighteen (18) one-month extensions, and (ii) updating certain defined terms in the Trust Agreement, which we refer to as the “Trust Amendment Proposal.”

	☐	☐	☐
Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.”	☐	☐	☐

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3. IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Dated: ________, 2023

Stockholder’s Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on Proposal 1, Proposal 2 or Proposal 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of Proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

Signatures must agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~